SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                              JUNE 30, 2000
          ----------------------------------------------------
            Date of Report (date of earliest event reported)





                    NETVOICE TECHNOLOGIES CORPORATION
        --------------------------------------------------------
         (Exact name of registrant as specified in its charter)



      NEVADA                     0-29025                 91-1986538
--------------------        -----------------      ----------------------
  (State or other           (Commission file          (I.R.S. Employer
  jurisdiction of                number)           Identification Number)
  incorporation or
   organization)




                     13747 MONTFORT DRIVE, SUITE 250
                          DALLAS, TEXAS  75240
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)




                             (972) 788-2988
      -------------------------------------------------------------
          (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 2000, Netvoice Technologies Corporation (the "Company") and its wholly owned subsidiary Netvoice Encom LP (collectively, "Netvoice") completed the acquisition (the "Acquisition") from World Access Telecommunications Group, Inc. ("World Access") of a division doing business as Enhanced Communications (the "Division") pursuant to an Asset Purchase Agreement ("Agreement"). As consideration for the Acquisition, Netvoice paid to World Access $6.0 million in cash, issued a convertible promissory note in the principal amount of $2.1 million and assumed liabilities in an approximate amount of $2.7 million. The effective date of the Acquisition was June 1, 2000. Netvoice will record this transaction under the purchase method of accounting.

ITEM 5.   OTHER EVENTS

     On June 30, 2000, the registrant issued 3,578,349 shares of a newly created series of Series A Preferred Stock ("Preferred Stock") to certain purchasers for approximately $10.6 million in cash pursuant to a Securities Purchase Agreement among the Company and the purchasers (the "Securities Purchase Agreement"). Pursuant to the Securities Purchase Agreement, the Company issued warrants that are exercisable for shares of Preferred Stock (or Common Stock if the Preferred Stock has been converted) if certain financial targets and/or NASDAQ listing requirements are not achieved. The purchasers were also granted certain registration rights with respect to the shares issued under the Securities Purchase Agreement pursuant to a Registration Rights Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

     In accordance with paragraph (a)(4) of Item 7 of this Form the historical financial statements required in connection with the acquisition of the Division are not included in this initial report but will be filed not later than 60 days after the date this report is required to be filed.

     (b)  Pro forma financial information

     In accordance with paragraph (b)(2) of Item 7 of this Form, the pro forma financial information required in connection with the acquisition of the Division are not included in this initial report but will be filed not later than 60 days after the date this report is required to be filed.

     (c)  Exhibits


Exhibit
Number    Description
------    -----------
  2.2 Asset Purchase Agreement dated June 30, 2000 by and between Netvoice Technologies Corporation, Netvoice Encom LP and World Access Telecommunications Group and Exhibits

  4.1 Certificate of Voting Powers, Designations, Preferences, and Relative, Participating, Optional or Other Special Rights of Series A Convertible Preferred Stock of Netvoice Technologies Corporation

 99.1 Securities Purchase Agreement dated June 30, 2000 by and between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., and other investors and Exhibits

 99.2 Registration Rights Agreement dated June 30, 2000 between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P. and other investors

 99.3 Convertible Secured Promissory Note from Netvoice Encom LP to World Access Telecommunications Group, Inc. in the principal amount of $2,100,000

 99.4 Registration Rights Agreement dated June 30, 2000 between Netvoice Technologies Corporation and World Access
          Telecommunications Group, Inc.

 99.5 Unconditional Guarantee of Payment and Performance dated Jule 30, 2000 by Netvoice Technologies Corporation in favor of World Access Telecommunications Group, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NETVOICE TECHNOLOGIES CORPORATION


Date:  July 17, 2000                  By: /s/ JEFFREY ROTHELL
                                         ----------------------------------
                                         Jeffrey Rothell, President, Chief
                                         Executive Officer

Date:  July 17, 2000                  By: /s/ GARTH COOK
                                         ----------------------------------
                                         Garth Cook, Treasurer, Chief
                                         Financial Officer and Chief
                                         Accounting Officer

                            INDEX TO EXHIBITS
                            -----------------


Exhibit
Number    Description
------    -----------
  2.2 Asset Purchase Agreement dated June 30, 2000 by and between Netvoice Technologies Corporation, Netvoice Encom LP and World Access Telecommunications Group and Exhibits

  4.1 Certificate of Voting Powers, Designations, Preferences, and Relative, Participating, Optional or Other Special rights of Series A Convertible Preferred Stock of Netvoice Technologies Corporation

 99.1 Securities Purchase Agreement dated June 30, 2000 by and between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., and other investors

 99.2 Registration Rights Agreement dated June 30, 2000 between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P. and other investors

 99.3 Convertible Secured Promissory Note from Netvoice Encom LP to World Access Telecommunications Group, Inc. in the principal amount of $2,100,000

 99.4 Registration Rights Agreement dated June 30, 2000 between Netvoice Technologies Corporation and World Access
          Telecommunications Group, Inc.

 99.5 Unconditional Guarantee of Payment and Performance dated Jule 30, 2000 by Netvoice Technologies Corporation in favor of World Access Telecommunications Group, Inc.